                                                                 Exhibit 10.04

THE OBLIGATIONS OF LASERMASTER CORPORATION HEREUNDER ARE SUBORDINATED TO CERTAIN SENIOR INDEBTEDNESS TO THE EXTENT AND ON THE TERMS SET FORTH IN THAT CERTAIN REPAYMENT, SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF JANUARY 17, 1996 BY AND AMONG LASERMASTER CORPORATION, LASERMASTER ASIA/PACIFIC, LTD., COLORMASTERS, INC., TIMEMASTERS, INC. AND GENERAL ELECTRIC CAPITAL CORPORATION, AS AGENT, AS SUCH AGREEMENT IS FROM TIME TO TIME AMENDED.

THE CONVERSION RIGHT REPRESENTED BY THIS PROMISSORY NOTE AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) LASERMASTER TECHNOLOGIES, INC. RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO LASERMASTER TECHNOLOGIES, INC., THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.


                                PROMISSORY NOTE


                                                        Minneapolis, Minnesota
$1,765,000.00                                                 January 17, 1996


     FOR VALUE RECEIVED, LaserMaster Corporation, a Minnesota corporation ("BORROWER"), promises to pay to the order of TimeMasters, Inc., a Minnesota corporation, or its successors and permitted assigns (collectively, "HOLDER"), the principal sum of One Million Seven Hundred Sixty Five Thousand and No/100 Dollars ($1,765,000.00) with interest thereon at the rate of one and three quarters percent (1.75%) above the Prime Rate (as hereinafter defined) upon demand. Until demand, interest shall be paid on the first day of each month, commencing on February 1, 1996 and continuing on the same day of each subsequent month.

     1. LOAN AGREEMENT. This Note is executed and delivered pursuant to a Loan Agreement of even date herewith between Holder and Borrower (the "LOAN AGREEMENT"). Capitalized terms utilized in this Note, and not separately defined herein, shall have the meanings ascribed to such terms in the Loan Agreement. The provisions of Section 4 of the Loan Agreement are, by this reference thereto, incorporated into the body of this Note and made a part hereof by such reference.

     2. PRIME RATE DETERMINATION. The term "PRIME RATE" as used in this Promissory Note (the "NOTE") means an annual interest rate equal to the rate per annum publicly announced by Norwest Bank, N.A. ("NORWEST") at its principal office from time to time as being its prime rate. The Prime Rate shall change automatically, without notice and simultaneously with each change in such prime rate announced by Norwest. In the event that Norwest ceases to announce the term "Prime Rate" in setting a base rate of interest for commercial loans, the Prime Rate herein shall be determined by reference to the rate announced in substitution for such prime rate by Norwest as such base rate is designated by Norwest. A certificate of Holder as to such prime rate in effect on any day shall, for the purposes hereof, be conclusive evidence of such prime rate in effect on such date. The rate of interest hereunder shall be calculated on the basis of a 365-day year and shall be adjusted daily on the same day the Prime Rate changes.

     3. APPLICATION OF PAYMENTS; PREPAYMENT PRIVILEGE. Each payment shall be applied first in payment of interest, and the balance to unpaid principal, except that, if there are at any time costs, expenses, late fees, advances or other sums, including any interest thereon, for which Holder is entitled to payment under this Note, Loan Agreement or any Security Document, then Holder may, at its option, first apply all or part of any payments to such items. Prepayment in full or in part may be made at any time without penalty. Partial prepayment shall not reduce the amount of payments required after the date of such partial prepayment.

     4. LATE CHARGES. If any amount due hereunder is not paid within five (5) business days of the date due, Borrower agrees to pay a late charge in order to defray the expense incident to handling such delinquent payment, provided state law does not proscribe such a charge. Such charge shall be equal to the lesser of four percent (4%) of the delinquent amount or the maximum amount which shall be permitted by applicable state law, and shall be immediately due and payable, and added to the principal balance, without notice or demand by Holder.

     5. LOCATION OF PAYMENTS. Amounts due under this Note shall be paid in lawful money of the United States of America to Holder at 6425 Beach Road, Eden Prairie, Minnesota 55344 or in such other name and to such other address as Holder may from time to time designate in writing.

     6. EVENTS OF DEFAULT; ACCELERATION. Upon the occurrence of an Event of Default, this Note shall, at the election of Holder, become immediately due and payable in full. Lender shall provide notice of such election to Borrower except in the case of a bankruptcy proceeding of any Obligor.

     7. WAIVERS BY BORROWER. Except as set forth in this Note, the Loan Agreement or any of the Security Documents, Borrower hereby waives presentment, demand for payment, notice of dishonor and any or all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note and hereby consents to and waives any defense relating to (i) any extensions of time, renewals, discharges, releases, or other indulgences which may be granted to any party to this Note, (ii) release, substitution, addition or modification of the Loan Agreement or any Security Document or any Obligor, and (iii) waivers, modifications, releases or other indulgences that may be granted or consented to by Holder in respect of the time of payment or any other provisions of this Note, the Loan Agreement or any of the Security Documents.

     8. ENFORCEMENT COSTS. If, and as often as, the Holder shall take any action (whether or not involving commencement of legal proceedings) for the defense or enforcement of Holder's rights under this Note, the Loan Agreement or any Security Document, including without limitation the collection of the moneys due on this Note, there shall be immediately due from Borrower, in addition to the unpaid principal and interest, all costs and expenses of such action, including reasonable attorney's fees, which costs and expenses shall be due when incurred by Holder and shall be added to the principal balance of this Note as of the date so incurred, provided that the amount so added to the principal balance shall, when taken together with the then existing principal balance, not exceed $1,765,000.

     9. NO WAIVER BY HOLDER. No delay or omission on the part of Holder in exercising any right under this Note, the Loan Agreement or any Security Document shall operate as a waiver or release of any such right or of any other right under this Note, the Loan Agreement or any Security Document. No waiver, release or amendment by Holder shall be effective unless made in a written document signed by Holder. No waiver by Holder of any right in a particular instance shall operate as a waiver of such right in a separate or later instance. All amounts required to be paid by the terms of this Note, the Loan Agreement and any Security Document shall be paid without set-off, recoupment or abatement of any kind. The rights and remedies of Holder under this Note, the Loan Agreement and any Security Document shall be cumulative and shall not limit other rights or remedies available at law or in equity, and such rights and remedies may be exercised by Holder singularly or in any combination or order, at the option of Holder.

     10. NO USURY. This Note, the Loan Agreement and the Security Documents are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance, loaning or detention of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof shall involve exceeding the maximum interest rate applicable by law to this Note, then the obligation to be fulfilled shall automatically be reduced to the limit of such law; and, if from any circumstances, Holder should ever receive, purportedly as interest, an amount which would exceed the highest lawful rate applicable to this Note, such amount which would be in excess of such highest lawful rate shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of this Note, the Loan Agreement and the Security Documents and shall also be binding upon and available to any subsequent holder or endorsee of this Note.

     11.  CONVERSION RIGHT.

          (a) At any time during which an Event of Default shall have occurred and be continuing or at any time on or after the date two (2) years from the date of this Note, Holder shall have the right to require LMT to convert up to $1,000,000.00 of the outstanding indebtedness evidenced by this Note (the "CONVERSION RIGHT") into shares of Common Stock of LMT, par value $.01 per share ("COMMON STOCK") (shares of Common Stock issuable upon exercise of the Conversion Right are referred to as the "CONVERSION SHARES") as provided for in this Section.

          (b) Upon exercise of the Conversion Right, LMT shall deliver to Holder that number of shares of Common Stock equal to the quotient obtained by dividing (x) the amount of indebtedness evidenced by this Note, which Holder elects to convert, as specified in the Conversion Notice (as hereinafter defined), by (y) the Conversion Price (as hereinafter defined).

          (c) The Conversion Right may be exercised by Holder on any business day by delivering a written notice of conversion (the "CONVERSION NOTICE") to LMT specifying the total amount of indebtedness evidenced by this Note (up to $1,000,000.00) with respect to which Holder is exercising the Conversion Right.

          (d) The "Conversion Price" shall be equal to the lesser of $5.875 per share of Common Stock (the "INITIAL CONVERSION PRICE") or the Fair Market Value of a share of Common Stock as of the date of the Conversion Notice. For such purposes, the "Fair Market Value" per share of Common Stock shall mean:

              (i) If the Common Stock is traded on an exchange or is quoted on NASDAQ National Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the date of the Conversion Notice, and

              (ii) If the Common Stock is not traded on an exchange or on NASDAQ National Market but is traded on the over-the-counter market, then the average closing bid and asked prices reported for the ten (10) business days immediately preceding the date of the Conversion Notice.

          (e) Upon receipt by Holder of the Conversion Shares, as herein provided, the amount of indebtedness evidenced by this Note shall automatically be reduced by the amount of the indebtedness set forth in the Conversion Notice and such reduced amount shall be deemed paid in full.

          (f) Notwithstanding the foregoing, the Conversion Right shall lapse and be of no further force and effect in the event that prior to its exercise all amounts evidenced by this Note have been indefeasibly paid in full.

     12. CONVERSION SHARE CERTIFICATE. Upon exercise of the Conversion Right, Holder shall be deemed to be the holder of record of the Conversion Shares issuable upon such exercise, notwithstanding that the transfer books of LMT shall then be closed or certificates representing such Conversion Shares shall not then have been actually delivered to Holder. As soon as practicable after such exercise of the Conversion Right, LMT shall issue and deliver to Holder a certificate or certificates for the Conversion Shares issuable upon such exercise, registered in the name of Holder or its designee.

     13.  RESTRICTIONS ON TRANSFER.


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


          (a) This Note may only be assigned as provided in the Loan Agreement. In addition, the Conversion Right may not be sold, transferred, hypothecated or otherwise assigned except (1) to persons who are related by blood or marriage to Melvin Masters, (2) to entities or persons which are affiliates of, related to, or controlled by Melvin Masters or TimeMasters, Inc. or (3) in connection with any bona fide pledge by any person or entity who is a permitted transferee, as described in clause (1) or (2) above, or otherwise. LMT shall be entitled to treat the registered holder of the Conversion Right as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Conversion Right on the part of any other person, and shall not be liable for any registration or transfer of the Conversion Right which is registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. The Conversion Right shall be transferable only on the books of LMT upon delivery thereof duly endorsed by Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Notwithstanding the foregoing, LMT shall have no obligation to cause the Conversion Right to be transferred on its books to any person if, in the opinion of counsel to LMT, such transfer does not comply with the provisions of the Securities Act of 1933, as amended (the "ACT"), and the rules and regulations thereunder.

          (b) Holder acknowledges that it has been advised by LMT that neither this Note nor the Conversion Shares have been registered under the Act, that this Note is being or has been issued and the Conversion Shares may be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering. Holder acknowledges that it has been informed by LMT of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, Holder agrees that no sale, assignment or transfer of this Note or the Conversion Shares issuable upon exercise of the Conversion Right shall be valid or effective, and LMT shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of this Note or such Conversion Shares is registered under the Act, it being understood that neither this Note nor such Conversion Shares are currently registered for sale and that LMT has no obligation or intention to so register this Note or such Conversion Shares except as specifically provided herein, or (ii) this Note or such Conversion Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Act.

     14. RESERVATION OF SHARES. LMT shall at all times reserve and keep available from its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Conversion Shares granted pursuant to the Conversion Right, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. LMT covenants that all shares of Common Stock issuable upon exercise of this Conversion Right pursuant to exercise of the Conversion Right, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

     15. ADJUSTMENTS. The Conversion Price shall be subject to adjustment from time to time as hereinafter provided in this Section 15.

          (a) If LMT at any time divides the outstanding shares of its Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its Common Stock are combined into a smaller number of shares, the Initial Conversion Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such share of Common Stock.

          (b) If any capital reorganization or reclassification of the capital stock of LMT, or consolidation or merger of LMT with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, Holder shall have the right to receive upon the basis and upon the terms and conditions specified in this Note and in lieu of the Conversion Shares immediately theretofore receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to the holder of this Note if it had exercised the Conversion Right and had received such shares of Common Stock prior to such reorganization, reclassification, consolidation, merger or sale. LMT shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than LMT) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered holder of this Note at the last address of such holder appearing on the books of LMT, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

          (c) If LMT takes any other action, or if any other event occurs, which should result in an adjustment in the number of Conversion Shares subject to the Conversion Right in order to fairly protect the rights of Holder, an appropriate adjustment shall be made by LMT.

          (d) Upon each adjustment, Holder shall thereafter be entitled to receive from such adjustment, the number of shares obtained by multiplying the Fair Market Value in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Fair Market Value resulting from such adjustment.

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


          (e) Upon any adjustment, LMT shall give written notice thereof, by first class mail, postage prepaid, addressed to Holder at the address of such Holder as shown on the books of LMT, which notice shall state the nature of and reason for the adjustment and the increase or decrease, if any, in the number of Conversion Shares or the Fair Market Value, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     16. TAXES. The issuance of any shares or other securities upon the exercise of the Conversion Right, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to Holder for any tax or other charge in respect of such issuance. LMT shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of Holder and LMT shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to LMT the amount of such tax or shall have established to the satisfaction of LMT that such tax has been paid.

     17.  REGISTRATION RIGHTS REGARDING CONVERSION SHARES.

          (a) If, at any time on and after the date the Conversion Right has been exercised by Holder, as herein provided, and continuing until two years following such date (the "REGISTRATION PERIOD"), LMT shall file a registration statement (other than on Form S-4, Form S-8, or any successor form) with the Securities and Exchange Commission (the "COMMISSION"), LMT shall give all the then holders of the Conversion Shares (the "ELIGIBLE HOLDERS") at least 20 days prior written notice of the filing of such registration statement. If requested by any Eligible Holder in writing within 15 days after receipt of any such notice, LMT shall, at LMT's sole expense (other than the SEC filing fees with respect to the securities of the Eligible Holder and the fees and disbursements of counsel and any accountants for the Eligible Holder and the underwriting discounts, if any, payable in respect of the securities sold by any Eligible Holder), cause all such shares of Common Stock that are acquired by Eligible Holder upon the exercise of the Conversion Right and with respect to which Eligible Holder has requested registration, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by such Eligible Holder of the shares to be so registered; provided, however, that nothing herein shall prevent LMT from, at any time, abandoning or delaying any such registration initiated by it; provided further, that LMT shall not be required to include in any such registration statement any Conversion Shares of an Eligible Holder if all such Conversion Shares could be sold by such Eligible Holder under Rule 144 in a three month period. If any such registration shall be underwritten in whole or in part, LMT may require that the shares requested for inclusion by Eligible Holders pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the shares originally covered by a request for registration made by Eligible Holders would reduce the number of shares to be offered by LMT or interfere with the successful marketing of the shares of stock offered by LMT, the number of shares owned by Eligible Holders and otherwise to be included in the underwritten public

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


     offering may be reduced; provided, however, that such reduction shall be made among all other persons (other than LMT and the holders of "Warrant Shares" under the Warrant) who are participating in such offering before reduction is made in the shares proposed to be included by the Eligible Holders.

          (b) If, at any time, during the Registration Period, but on two occasions only, LMT shall receive a written request, from Eligible Holders who in the aggregate own a majority of the total number of Conversion Shares ("MAJORITY HOLDERS") to register the sale of all or part of such Conversion Shares, LMT shall, as promptly as practicable, prepare and file with the Commission a registration statement sufficient to permit the public offering and sale of the Conversion Shares through the facilities of all appropriate securities exchanges and the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable; and LMT shall be obligated to pay all expenses incurred in connection with such registration (other than SEC filing fees with respect to the securities of the Eligible Holders and the fees and disbursements of counsel for the Eligible Holders and underwriting discounts, if any, payable in respect of the Conversion Shares sold by the Eligible Holders). LMT shall not be obligated to effect any registration of its securities pursuant to this Section 17(b) (i) within six months after the effective date of a previous registration statement prepared and filed in accordance with Sections 17(a) (in which Conversion Shares could have been included) or 17(b), (ii) with respect to any Conversion Shares of an Eligible Holder if all such Conversion Shares could be sold by such Eligible Holder under Rule 144 during a three-month period, or (iii) at any time during which, in the reasonable judgment of the Board of Directors of LMT, such filing would interfere with a transaction then contemplated by LMT; provided, however, that LMT shall not be able to delay filing of such registration statement pursuant to clause (iii) for a period exceeding one hundred ten (110) days. Within ten business days after receiving any request contemplated by this Section 17(b), LMT shall give written notice to all the other Eligible Holders, advising each of them that LMT is proceeding with such registration and offering to include therein all or any portion of any such other Eligible Holder's registrable securities, provided that LMT receives a written request to do so from such Eligible Holder within 30 days after receipt by him or it of LMT's notice.

          (c) In the event of a registration pursuant to the provisions of this
     Section 17, LMT shall use its best efforts to cause the Eligible Holders' Conversion Shares so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as Holder or such Eligible Holders may reasonably request; provided, however, that LMT shall not by reason of this Section 17(c) be required to qualify to do business in any state in which it is not otherwise required to qualify to do business or to file a general consent to service process.

          (d) LMT shall keep effective any registration or qualification contemplated by this Section 17 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document, and communication for such period of time as shall be required to permit the Eligible

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


     Holders to complete the offer and sale of the Conversion Shares covered thereby or until the date on which all Conversion Shares can be sold pursuant to Rule 144 under the Act in a period of three months.

          (e) In the event of a registration pursuant to the provisions of this
     Section 17, LMT shall furnish to each Eligible Holder such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Act and the rules and regulations thereunder, and such other documents, as any Eligible Holder may reasonably request to facilitate the disposition of the Conversion Shares included in such registration.

          (f) In the event of a registration pursuant to the provisions this
     Section 17, LMT shall furnish each Eligible Holder of any Conversion Shares so registered with an opinion of its counsel (reasonably acceptable to the Eligible Holders) to the effect that (i) the registration statement has become effective under the Act and no order suspending the effectiveness of the registration statement, preventing or suspending the use of the registration statement, any preliminary prospectus, any final prospectus, or any amendment or supplement thereto has been issued, nor to the best knowledge of such counsel has the Commission or any securities or blue sky authority of any jurisdiction instituted or threatened to institute any proceedings with respect to such an order, (ii) each document, if any, incorporated by reference in the registration statement and the prospectus included therein (except for financial statements and related schedules, as to which such counsel need express no opinion) complied as to form when filed with the Commission in all material respects with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder, (iii) the registration statement and the prospectus included therein and any supplements or amendments thereto (except for financial statements and related schedules, as to which such counsel need express no opinion) comply as to form in all material respects with the Act and the rules and regulations of the Commission thereunder, and (iv) such counsel believes that (except for financial statements and related schedules, as to which such counsel need express no belief) such registration statement and the prospectus included therein at the time such registration statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the prospectus, as amended or supplemented, if applicable, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such opinion shall also state the jurisdictions in which the Conversion Shares have been registered or qualified for sale pursuant to the provisions of this Section
     17. LMT shall also furnish to each Eligible Holder a cold comfort letter from the independent certified public accountants of LMT in customary form and substance if

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


     such cold comfort letter is to be provided to any other person in connection with the registration.

          (g) In the event of a registration pursuant to the provision of this
     Section 17, LMT and the Eligible Holders shall enter into a cross-indemnity agreement and a contribution agreement, each in customary form, with each underwriter, if any, and, if requested, enter into an underwriting agreement containing conventional representations, warranties, allocation of expenses, and customary closing conditions, including, without limitation, opinions of counsel and accountants' cold comfort letters, with any underwriter who acquires any Conversion Shares.

          (h) LMT agrees that, after the completion of such public offering and until all the Conversion Shares have been sold under a registration statement or pursuant to Rule 144 under the Act, it shall keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Conversion Shares to sell such securities under Rule 144.

     18.  INDEMNIFICATION REGARDING REGISTRATION OF CONVERSION SHARES.

          (a) Subject to the conditions set forth below, LMT agrees to indemnify and hold harmless each Eligible Holder, its officers, directors, partners, trustees, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Act or
     Section 20(a) of the Exchange Act, from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 18(a), without limitation, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with (A) any untrue statement or alleged untrue statement of a material fact contained (i) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Conversion Shares, or (ii) in any application or other document or communication (in this Section 18 collectively called an "application") executed by or on behalf of LMT or based upon written information furnished by or on behalf of LMT filed in any jurisdiction in order to register or qualify any of the Conversion Shares under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or (B) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to LMT with respect to such Eligible Holder by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. The foregoing agreement to indemnify shall be in addition to any liability LMT may otherwise have, including liabilities arising under this Note, the Loan Agreement and the Security Documents.

          (b) Eligible Holders agree to indemnify and hold harmless LMT and any underwriter, and each of their respective officers, directors, partners, trustees, employees, agents and counsel, and each person who controls any such person within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all loss, damage, liability, cost or expense whatsoever (which shall include, for all purposes of this Section 18(b), without limitation, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing, or defending against litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred, arising out of, based upon, or in connection with (A) any untrue or alleged untrue statement of any material fact contained in (i) any registration statement, any prospectus contained therein or any amendment or supplement thereto relating to sale of the Conversion Shares, or (ii) in any application; or (B) arising out of, or based upon the omission or the alleged omission to state in any such registration statement, prospectus or application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by Eligible Holders.

     19. LEGEND. Unless registered pursuant to the provisions of Section 17 hereof, the Conversion Shares issued upon exercise of the Conversion Right shall be subject to a stop transfer order and the certificate or certificates evidencing such Conversion Shares shall bear the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAYBE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS."

     20. NO SHAREHOLDER RIGHTS. Holder shall not have solely on account of the Conversion Right, any rights of a shareholder of LMT, either at law or in equity, or to any notice of meetings of shareholders or of any other proceedings of LMT, except as provided in this Note, the Loan Agreement or the Security Documents.

     21. GOVERNING LAW. This Note has been negotiated and consummated in the State of Minnesota and shall be construed in accordance with the laws of the State of Minnesota applicable to contracts made and performed within such State, without regard to principles governing conflicts of law.

     22. JURISDICTION. Borrower and LMT irrevocably consent to the jurisdiction of the courts of the State of Minnesota and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with or simultaneously with this Note, or a breach of this Note or any such document or instrument.

     23. MISCELLANEOUS. This Note may not be modified orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. Time is of the essence hereof.

     24. ORIGINAL NOTE RENEWAL. This Note has been executed and delivered as a renewal of the Original Note in accordance with the terms and conditions of an endorsement affixed to the Original Note.


                              LASERMASTER CORPORATION,
                              a Minnesota corporation



                              By /s/ Robert J. Wenzel
                                 -------------------------
                                 Its President
                                 -------------------------

                                CONSENT OF LMT
                                --------------

     The undersigned consents and agrees to be bound to the provisions of Sections 11 through 24 of the foregoing Note as of the date first above written. The undersigned has executed and delivered to Lender a Guaranty of even date herewith by which the undersigned has guaranteed the "Obligations," as such term is defined in such Guaranty, and by reason of its signature below, the undersigned shall not be, and shall not deemed, a co-maker, acknowledgement party, or endorser of the foregoing Note.


                               LASERMASTER TECHNOLOGIES, INC.,
                               a Minnesota corporation



                               By /s/ Robert J. Wenzel
                                  ---------------------------
                                  Its COO
                                      -----------------------